UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 30, 2008

VIRTUAL RADIOLOGIC CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-33815	27-0074530
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Opus Parkway, Suite 200, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip code)

(952) 392-1100

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On  January 30, 2008, Virtual Radiologic Corporation (the “Company”), Virtual Radiologic Professionals, LLC, an affiliate of the Company (“VRP”), and the Company’s affiliated medical practices (the “Practices”) entered into amendments (collectively, the “Amendments”) to: (i) the Professional and Management Services Agreement and License by and between the Company and VRP, (ii) the Management Services Agreements by and between the Company and each of the Practices, and (iii) the Professional Services Agreements by and between VRP and each of the Practices.  The Company, VRP and the Practices annually review and negotiate fees payable under these agreements.  The Amendments modify (x) the management fees paid to the Company by the Practices, (y) the professional service fees paid from the Company to VRP and (z) the professional service fees paid from the Practices to VRP.  The Amendments were entered into to reflect a modification in the management fees and the professional services fees payable under the agreements as a result of changes in the overall amount and manner of compensation for the Company’s affiliated radiologists, an increased number of affiliated radiologists providing reads, and decreases in the aggregate cost per study of the medical malpractice insurance carried by the Company on behalf of itself, VRP and the Practices, which were not anticipated at the time the original agreements were entered into.  The Amendments also change the method of calculating future management and professional service fees from a price-per-study to a percentage of billing.

The above summary of the Amendments is qualified in its entirety by reference to the Amendments, which are filed as Exhibits 10.1 through 10.13 (with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment), and are incorporated herein by reference.

Item 9.01               Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 2 to Professional and Management Services Agreement and License, dated as of January 30, 2008, by and between Virtual Radiologic Professionals, LLC and Virtual Radiologic Corporation†

10.2	Amendment No. 1 to Management Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals of California, P.A. and Virtual Radiologic Corporation†

10.3	Amendment No. 1 to Management Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals of Illinois, S.C. and Virtual Radiologic Corporation†

10.4	Amendment No. 1 to Management Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals of Michigan, P.C. and Virtual Radiologic Corporation†

10.5	Amendment No. 1 to Management Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals of Minnesota, P.A. and Virtual Radiologic Corporation†

10.6	Amendment No. 1 to Management Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals of New York, P.A. and Virtual Radiologic Corporation†

10.7	Amendment No. 1 to Management Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals of Texas, P.A. and Virtual Radiologic Corporation†

10.8	Amendment No. 2 to Professional Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals, LLC and Virtual Radiologic Professionals of California, P.A.†

10.9	Amendment No. 2 to Professional Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals, LLC and Virtual Radiologic Professionals of Illinois, S.C.†

10.10	Amendment No. 2 to Professional Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals, LLC and Virtual Radiologic Professionals of Michigan, P.C.†

10.11	Amendment No. 2 to Professional Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals, LLC and Virtual Radiologic Professionals of Minnesota, P.A.†

10.12	Amendment No. 2 to Professional Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals, LLC and Virtual Radiologic Professionals of New York, P.A.†

10.13	Amendment No. 2 to Professional Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals, LLC and Virtual Radiologic Professionals of Texas, P.A.†

†  Confidential treatment has been requested for certain portions of this exhibit, which portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2008

VIRTUAL RADIOLOGIC CORPORATION

By:	/s/ Sean O. Casey
Name: Sean O. Casey, M.D.
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 2 to Professional and Management Services Agreement and License, dated as of January 30, 2008, by and between Virtual Radiologic Professionals, LLC and Virtual Radiologic Corporation†

10.2	Amendment No. 1 to Management Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals of California, P.A. and Virtual Radiologic Corporation†

10.3	Amendment No. 1 to Management Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals of Illinois, S.C. and Virtual Radiologic Corporation†

10.4	Amendment No. 1 to Management Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals of Michigan, P.C. and Virtual Radiologic Corporation†

10.5	Amendment No. 1 to Management Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals of Minnesota, P.A. and Virtual Radiologic Corporation†

10.6	Amendment No. 1 to Management Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals of New York, P.A. and Virtual Radiologic Corporation†

10.7	Amendment No. 1 to Management Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals of Texas, P.A. and Virtual Radiologic Corporation†

10.8	Amendment No. 2 to Professional Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals, LLC and Virtual Radiologic Professionals of California, P.A.†

10.9	Amendment No. 2 to Professional Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals, LLC and Virtual Radiologic Professionals of Illinois, S.C.†

10.10	Amendment No. 2 to Professional Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals, LLC and Virtual Radiologic Professionals of Michigan, P.C.†

10.11	Amendment No. 2 to Professional Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals, LLC and Virtual Radiologic Professionals of Minnesota, P.A.†

10.12	Amendment No. 2 to Professional Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals, LLC and Virtual Radiologic Professionals of New York, P.A.†

10.13	Amendment No. 2 to Professional Services Agreement, dated as of January 30, 2008, by and between Virtual Radiologic Professionals, LLC and Virtual Radiologic Professionals of Texas, P.A.†

†  Confidential treatment has been requested for certain portions of this exhibit, which portions have been omitted and filed separately with the Securities and Exchange Commission.